Exhibit 10.2

CONFIDENTIAL

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 240.24b-2.

SECOND AMENDMENT
TO THE
COLLABORATIVE RESEARCH AND LICENSE AGREEMENT

THIS SECOND AMENDMENT TO THE COLLABORATIVE RESEARCH AND LICENSE AGREEMENT (the “Second Amendment”) is made by and between SENOMYX, INC. (“Senomyx”), a Delaware corporation, having a principal place of business at 11099 North Torrey Pines Road, La Jolla, California 92037, and KRAFT FOODS GLOBAL, INC., a Delaware corporation (collectively, “Kraft”) having offices at 801 Waukegan Road, Glenview, IL 60025.

WHEREAS, Senomyx and Kraft entered into that certain Collaborative Research and License Agreement dated as of December 6, 2000, as amended by that certain First Amendment dated May 2, 2002, (collectively, the “Agreement”); and

 WHEREAS Senomyx and Kraft wish to amend the Agreement to extend the Collaborative Period for the [***] Phase in the manner set forth in this Second Amendment and otherwise to provide for certain agreements by the parties as set forth herein (capitalized terms used but not otherwise defined in this Second Amendment shall have the meanings given such terms in the Agreement).

NOW, THEREFORE, in consideration of the foregoing premises and of the covenants, representations and agreements set forth below, the parties hereby agree to amend the Agreement as follows:

1.                                      The following definitions of Appendix A of the Agreement are hereby amended and restated herein. All other definitions in the Agreement will remain unchanged.

“Collaborative Period” means (i) in the case of the [***] Phase the period beginning on the Effective Date and ending three (3) years thereafter, unless terminated earlier in accordance with Section 15; (ii) in the case of the [***] Phase the period beginning on the Effective Date and ending three (3) years thereafter, unless terminated earlier in accordance with Section 15; and (iii) in the case of the [***] Phase, the period beginning on the First Amendment Effective Date and ending July 30, 2005, unless terminated earlier in accordance with Section 15.

“Dessert Category” means (i) [***] and [***] desserts; and (ii) [***] and [***] desserts.

“[***] Category” means [***].

*** Confidential Treatment Requested

“Field III” means the [***] Category and the Dessert Category.

“[***] Product(s)” means the following: (i) in the case of the [***] Category, any product listed under Category A on Appendix C of the Agreement that incorporates Selected [***] Compounds; and (ii) in the case of the Dessert Category, [***] that incorporates Selected [***] Compounds.

2.                                      The following language is hereby added to Section 9.1 of the Agreement:

“Beginning on May 2, 2005, with respect to the [***] Phase, Kraft will pay Senomyx at an annual rate of [***] through the end of the Collaborative Period.  These payments will be made in advance and, at a minimum, on an equal quarterly basis.  The first payment will be made within ten (10) days of the effective date of this Second Amendment.  These payments are inclusive of overhead, labor, and supplies.  Additional funding, if any, will be proposed to the Steering Committee and agreed to in writing by the parties.”

For avoidance of doubt, this Section 2 will not affect Kraft’s research funding obligations through May 1, 2005 under Section 9.1 of the Agreement.

3.                                      Section 10.1(A) of the Agreement is hereby amended and restated in its entirety as follows:

“License Grants

Senomyx will grant to Kraft under the Target IP (i) a non-exclusive, nontransferable, worldwide license to evaluate [***] Compound(s) in Field III; (ii) a non-exclusive, nontransferable, worldwide license, subject to payment and diligence provisions, to make, have made and use [***] Products for evaluation in Field III; (iii) a co-exclusive, with one collaborator of Senomyx, nontransferable, worldwide license, subject to payment and diligence provisions, to make, have made, use, have sold and sell, [***] Products in the [***] Category; and (iv) an exclusive, nontransferable, worldwide license, subject to payment and diligence provisions, to make, have made, use, have sold and sell, [***] Products in the Dessert Category.”

4.                                      The Research Plan will be reviewed and updated at the first meeting of the Steering Committee following the effective date of this Second Amendment.

5.                                      Subject to prior written approval of Kraft, Senomyx will issue a press release to announce the execution of this Second Amendment and the material terms. Thereafter, Kraft and Senomyx may each disclose to Third Parties the information contained in such press release without the need for further approval by the other party.

6.                                      Except as specifically amended by this Second Amendment, the terms and conditions of the Agreement shall remain in full force and effect.

7.                                      This Second Amendment will be governed by the laws of the State of California, as such laws are applied to contracts entered into and to be performed entirely within such State.

*** Confidential Treatment Requested

8.                                      This Second Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument

9.                                      Each occurrence of “Kraft Foods, Inc.” herein and in the Agreement is hereby amended to read “Kraft Foods Global, Inc.”

IN WITNESS WHEREOF, the parties have executed this Second Amendment effective as of April 29, 2005.

KRAFT FOODS GLOBAL, INC.

By:	/s/ Jean E. Spence

Title:	Executive Vice President

Date:	April 29, 2005

SENOMYX, INC.

By:	/s/ Kent Snyder

Title:	President and CEO

Date:	April 29, 2005